                                                                 EXHIBIT 10(d)


                                 AMENDMENT NO. 1

     This Amendment No. 1 to Loan Agreement dated as of August 21, 2000 (this "Amendment") is executed with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Borrower"), the Lenders named therein, Comerica Bank, as Documentation Agent, Societe Generale, as Senior Managing Agent, The First National Bank of Chicago as Co-Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Issuing Lender and Administrative Agent (as amended, the "Loan Agreement").

                                    RECITALS

          A. Borrower has heretofore used a fiscal year ending on December 31 of each year.

          B. Borrower's parent, Mandalay Resort Group, operates under a fiscal year ending on January 31 of each year.

          C. In order to make financial reporting for both Borrower and Borrower's parent consistent, Borrower has requested that the Lenders amend the Loan Agreement to modify the timing of Borrower's compliance requirements by changing the definitions of "Fiscal Quarter" and "Fiscal Year".

          D. The transition to Borrower's new fiscal quarters and fiscal years will be effective June 30, 2000, such that the Fiscal Quarter which began April 1, 2000 will end July 31, 2000, increasing such Fiscal Quarter to four months (the "Transition Quarter").

          NOW, THEREFORE, the parties hereby agree to amend the Loan Agreement as follows:

          1. DEFINED TERMS. All initially capitalized terms used in this Amendment without definition shall have the respective meanings assigned thereto in the Loan Agreement.

          2. NEW DEFINITION: "CALENDAR QUARTER". Section 1.1 of the Loan Agreement is amended to add a new definition to read as follows:

               "CALENDAR QUARTER" means the three month period ending on each March 31, June 30, September 30 and December 31.

          3. REVISED DEFINITION OF "FISCAL QUARTER". Sections 1.1 of the Loan Agreement is amended so that the definition of "Fiscal Quarter" reads in full as follows:


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


               "FISCAL QUARTER" means the fiscal quarter of Borrower consisting of a three month fiscal period ending on each April 30, July 31, October 31 and January 31.

          4. REVISED DEFINITION OF "FISCAL YEAR". Section 1.1 of the Loan Agreement is amended so that the definition of "Fiscal Year" reads in full as follows:

               "FISCAL YEAR" means the fiscal year of Borrower consisting of a twelve month fiscal period ending on each January 31.

          5. REVISED DEFINITION OF "REDUCTION DATE". Section 1.1 of the Loan Agreement is amended so that the definition of "Reduction Date" reads in full as follows:

               "REDUCTION DATE" means (a) the earlier of (i) June 30, 2001, and
     (ii) the last day of the first Calendar Quarter which ends one year or more after the Opening Date, and (b) each Quarterly Payment Date thereafter.

          6. TRANSITION QUARTER ACCOUNTING TREATMENTS. The Administrative Agent, the Lenders and Borrower hereby agree that where ever the Loan Documents limit, by dollar amount, the amount of any expenditure by Borrower during any Fiscal Quarter, for the Transition Quarter the amount so limited shall be increased by four thirds.

          7. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Amendment, the Administrative Agent shall have received executed counterparts of this Amendment from the Borrower, consents hereto from the Company, and consents hereto from Lenders comprising at least the Requisite Lenders.

          8. COUNTERPARTS. This Amendment may be executed in counterparts in accordance with Section 11.7 of the Loan Agreement.

          9. CONFIRMATION. In all other respects, the Loan Agreement is confirmed.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.


                          DETROIT ENTERTAINMENT, L.L.C.,
                          a Michigan limited liability company


                          By:  Circus Circus Michigan, Inc., authorized member

                          By:  GLENN SCHAEFFER
                              ----------------------------------

                              President & Chief Financial Officer
                              ----------------------------------
                                  [Printed Name and Title]


                          BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent

                          By: JANICE HAMMOND
                              ----------------------------------

                              Vice President
                              ----------------------------------
                                   [Printed Name and Title]

                          CONSENT OF GUARANTOR

                               The undersigned hereby consents to the
               execution, delivery and performance of the foregoing Amendment No. 1 to Loan Agreement and reaffirms the Company Guaranty.

                          MANDALAY RESORT GROUP,
                          a Nevada corporation

                          By:  GLENN SCHAEFFER

                              PRESIDENT & CHIEF FINANCIAL OFFICER
                              ----------------------------------
                                   [Printed Name and Title]

                                CONSENT OF LENDER


               This Consent of Lender is delivered with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Borrower"), the Lenders named therein, Comerica Bank, as Documentation Agent, Societe Generale, as Senior Managing Agent, The First National Bank of Chicago as Co-Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Issuing Lender and Administrative Agent (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings.

               The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.


                              Bank of America, NA
                              ----------------------------------

                                 [Typed/Printed Name of Bank]

                          By:  KRISTI JACKSON
                              ----------------------------------
                               KRISTI JACKSON
                               VICE PRESIDENT
                              ----------------------------------
                                [Typed/Printed Name and Title]

                              Dated: August 11, 2000

                                CONSENT OF LENDER



               This Consent of Lender is delivered with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Borrower"), the Lenders named therein, Comerica Bank, as Documentation Agent, Societe Generale, as Senior Managing Agent, The First National Bank of Chicago as Co-Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Issuing Lender and Administrative Agent (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings.

               The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.


                              BANK ONE, NA
                              ----------------------------------
                              [Typed/Printed Name of Bank]

                          By:  STEPHANIE MACK
                              ----------------------------------
                               STEPHANIE MACK
                               COMMERCIAL BANKING OFFICER
                              ----------------------------------
                              [Typed/Printed Name and Title]

                              Dated:  August 11, 2000

                                CONSENT OF LENDER


               This Consent of Lender is delivered with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Borrower"), the Lenders named therein, Comerica Bank, as Documentation Agent, Societe Generale, as Senior Managing Agent, The First National Bank of Chicago as Co-Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Issuing Lender and Administrative Agent (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings.

               The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.



                               COMERICA BANK
                              ----------------------------------
                              [Typed/Printed Name of Bank]

                           By: EOIN COLLINS
                              ----------------------------------
                               EOIN COLLINS
                               ASSISTANT VICE PRESIDENT
                               [Typed/Printed Name and Title]

                               Dated:   August 7, 2000

                                CONSENT OF LENDER


               This Consent of Lender is delivered with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Borrower"), the Lenders named therein, Comerica Bank, as Documentation Agent, Societe Generale, as Senior Managing Agent, The First National Bank of Chicago as Co-Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Issuing Lender and Administrative Agent (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings.

               The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.


                              FIRST INDEPENDENCE NATION BANK OF DETROIT
                              -----------------------------------------
                              [Typed/Printed Name of Bank]

                          By: BARBARA W. WORDEN
                              ----------------------------------
                              BARBARA W. WORDEN
                              SENIOR VICE PRESIDENT
                          ----------------------------------
                          [Typed/Printed Name and Title]

                          Dated: August 8, 2000

                                CONSENT OF LENDER


               This Consent of Lender is delivered with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Borrower"), the Lenders named therein, Comerica Bank, as Documentation Agent, Societe Generale, as Senior Managing Agent, The First National Bank of Chicago as Co-Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Issuing Lender and Administrative Agent (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings.

               The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.


                              MICHIGAN NATIONAL BANK
                              -----------------------------------------
                              [Typed/Printed Name of Bank]

                           By: JOHN M. BEBB
                              -----------------------------------------
                               JOHN M. BEBB
                               VICE PRESIDENT
                              -----------------------------------------
                              [Typed/Printed Name and Title]

                              Dated: August 7, 2000

                                CONSENT OF LENDER


               This Consent of Lender is delivered with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Borrower"), the Lenders named therein, Comerica Bank, as Documentation Agent, Societe Generale, as Senior Managing Agent, The First National Bank of Chicago as Co-Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Issuing Lender and Administrative Agent (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings.

               The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.


                              NATIONAL CITY BANK
                              -----------------------------------------
                              [Typed/Printed Name of Bank]

                           By: KENNETH R. EHRHARDT
                              -----------------------------------------
                               KENNETH R. EHRHARDT
                               SENIOR VICE PRESIDENT
                              -----------------------------------------
                               [Typed/Printed Name and Title]

                               Dated: August 7, 2000

                                CONSENT OF LENDER


               This Consent of Lender is delivered with reference to the Loan Agreement dated as of June 30, 1999, among Detroit Entertainment, L.L.C., a Michigan limited liability company (the "Borrower"), the Lenders named therein, Comerica Bank, as Documentation Agent, Societe Generale, as Senior Managing Agent, The First National Bank of Chicago as Co-Agent, and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Issuing Lender and Administrative Agent (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement are used herein with the same meanings.

               The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.


                              SOCIETE GENERALE
                              -----------------------------------------
                              [Typed/Printed Name of Bank]

                          By: JANE VAN BRUSSEL
                              -----------------------------------------
                              JANE VAN BRUSSEL
                              VICE PRESIDENT
                              -----------------------------------------
                              [Typed/Printed Name and Title]

                              Dated: August 7, 2000